UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section
14(c) of the Securities Exchange Act of 1934
(Amendment No. )

Check the appropriate box:

[x] Preliminary Information Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5 d) (2))

[ ] Definitive Information Statement


                  WINSTED HOLDINGS, INC.
             (Name of Registrant As
Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No Fee required.

[ ] Fee computed on table below per Exchange
Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities
to which transaction applies:

	(2) Aggregate number of securities to
which transaction applies:

(3) Per unit price or other
underlying value of transaction
computed pursuant to Exchange Act
Rule 0-11 (set forth the amount on
which the filing fee is calculated
and state how it was determined):

	(4)Proposed maximum aggregate value
of transaction:

	(5)Total fee paid:

	[ ] Fee paid previously with
preliminary materials.

[ ]  Check box if any part of the fee
is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the
filing for which the offsetting fee
was paid previously. Identify the
previous filing by registration
statement number, or the Form or
Schedule and the date of its filing.

          (1) Amount Previously Paid:
          (2) Form, Schedule or Registration
Statement No.:
          (3) Filing Party:
          (4) Date Filed:

                                        1
                         WINSTED HOLDINGS,
INC.
c/o: APPLETREE CAPITAL LTD.
                      ONE NORTHFIELD PLAZA,
SUITE 300
                          NORTHFIELD, IL
60093


Dear Stockholders:

     We are writing to advise you that we
intend to amend our Articles of
Incorporation to increase our authorized shares of Common Stock, par value $.001 per share, to 60,000,000,000,000 shares. This action was approved on February 27, 2008 by our Board of Directors. In addition, shareholders who hold a majority of our issued and outstanding voting securities also approved this action on February 27, 2008, by written consent in lieu of a special meeting in accordance with in accordance with the relevant sections of the Florida Revised Statutes.

	The amendment to our Articles of
Incorporation increasing the number of our authorized shares of common stock will not be effective until after we file Articles of Amendment to our Articles of Incorporation with the Florida Secretary of State. We intend to file the Articles of Amendment 20 days after the date this information statement is first mailed to our stockholders.

     WE ARE NOT ASKING YOU FOR A PROXY, AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

     No action is required by you. The
accompanying information statement is
furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.

     Please feel free to call us at 847-441-
1822 should you have any questions on the enclosed Information Statement. We thank you for your continued interest in Winsted
Holdings, Inc.


                                        For
the Board of Directors of

Winsted Holdings, Inc.


                                        By:
/s/ Francis P. Manzo III
                                        ----
------------------

Francis P. Manzo III

President/Director





WINSTED HOLDINGS, INC.
c/o: APPLETREE CAPITAL LTD.
ONE NORTHFIELD PLAZA, SUITE 300
NORTHFIELD, IL 60093


INFORMATION STATEMENT REGARDING
ACTION TO BE TAKEN BY WRITTEN CONSENT OF
MAJORITY STOCKHOLDERS
IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY, AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.


                                     GENERAL

     This Information Statement is being
furnished to the stockholders of Winsted
Holdings, Inc. to provide you with
information and a description of an action taken by written consent of the holder of a majority of our issued and outstanding voting securities in lieu of a special meeting on February 27, 2008 in accordance with the relevant sections of the Florida
Statues Section 607.1006. This action was taken by one stockholder who individually owns in excess of the required majority of our outstanding voting securities necessary for the adoption of this action.

     The elimination of the need for a
meeting of stockholders to approve this
action is made possible by the Florida
Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holder of a majority in interest of our voting securities.

     Our voting securities are comprised of
our common stock, our Series A Preferred stock and our Class B Preferred stock. The holders of our shares of common stock are entitled to one vote for each outstanding share on all matters submitted to our shareholders. Each share of Class A and Class B Preferred Stock is entitled to 20 and 10 votes respectively, on all matters submitted to our stockholders for a vote, and both classes of these securities vote together as one class.

     As of February 27, 2008, there were
3,620,241,722 shares of our common stock, 200,000,000 shares of our Class A Preferred
Stock, and 50,000,000 shares of our Class B
Preferred Stock issued and outstanding.
These three classes of securities represent all of our voting securities. Each share of common stock is entitled to one vote, and each share of Class A and Class B Preferred
Stock is entitled to 20 and 10 votes
respectively, on all matters submitted to our stockholders for a vote, and both classes of these securities vote together as one class.

     On February 27, 2008, Appletree Capital
Ltd. ("Appletree"), which owns in the
aggregate 41 shares of our common stock and 200,000,000 shares of our Class A Preferred
Stock, and 50,000,000 shares of our Class B
Preferred Stock, giving effective voting control to the transactions described below, approved these actions by written consent.
Francis P. Manzo III, our president and sole
Director, is the sole officer, director and beneficial owner of Appletree.

     The entire cost of furnishing this
Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information
Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     No dissenters' rights under Florida law
are afforded to our stockholders as result of the taking of the corporate actions described in this information statement.


                           OUR PRINCIPAL
STOCKHOLDERS

     Our voting securities are comprised of
our common stock, our Series A Preferred
stock and our Class B Preferred stock. The
holders of our shares of common stock are
entitled to one vote for each outstanding
share on all matters submitted to our
shareholders. Each share of Class A and
Class B Preferred Stock is entitled to 20
and 10 votes respectively, on all matters
submitted to our stockholders for a vote,
and both classes of these securities vote
together as one class. The following table
contains information regarding record
ownership of our voting stock as of February
27, 2008 held by:

	* persons who own beneficially more
than 5% of our outstanding voting
securities,

     	* our directors,

    	* named executive officers, and

     	* all of our directors and officers
as a group.





                               THE AMENDMENT

     On February 27, 2008 we had
3,620,241,722 authorized shares of our
common stock outstanding. Currently, there are 5,000,000,000 shares of common stock authorized. There are also 250,000,000 shares of Preferred authorized, which amount includes 200,000,000 issued and outstanding shares of Series A Preferred stock, and 50,000,000 issued and outstanding shares of Series B Preferred stock.

     We have realized, in the evaluation of
various merger and acquisition candidates that, given our limited amount of cash, we would need additional authorized shares to complete a merger or acquisition utilizing our shares. Therefore, we decided to authorize additional shares at this time to position the Company to take quick advantage of opportunities that may arise and to avoid the delay and expense of authorizing additional shares at a later date in connection with an acquisition. This increase in authorized shares will empower our board of directors under certain circumstances to issue the additional shares without prior notice to our shareholders and without their approval.

     The Amendment will not affect your
stock ownership in any way. The issuance of additional common stock, however, will decrease your percentage of ownership of the Company.

                   WHERE YOU CAN OBTAIN
ADDITIONAL INFORMATION

     We are required to file annual,
quarterly and special reports, proxy
statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms at 100 F Street, N.E, Washington, D.C. 20549.
You may also obtain copies of the documents at prescribed rates by writing to the Public
Reference Section of the SEC at 100 F
Street, N.E., Room 1580, Washington, D.C.
20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC's web site at www.sec.gov.


EXHIBIT A

ARTICLES OF AMENDMENT
TO ARTICLES OF INCORPORATION
OF
WINSTED HOLDINGS, INC.

Pursuant to the Florida Statutes Section
607.1006 of the State of Florida, the
undersigned, being the President of WINSTED
HOLDINGS, INC., a corporation organized and existing under the laws of the State of Florida (the "Corporation"), bearing file number P04000003018, does hereby certify that the following resolutions were adopted pursuant to the authority of the Board of Directors and the holder of a majority of the Corporation's issued and outstanding voting securities as required by the Florida
Revised Statutes:

         RESOLVED, that the Board of
Directors and the holder of a majority of the Corporation's issued and outstanding voting securities, in accordance with applicable Florida law, hereby increases the number of the Corporation's authorized shares of Common Stock, par value $.001 per share, from 5,000,000,000 shares to
60,000,000,000 shares; and be it

         FURTHER RESOLVED that the
Corporation shall file Articles of Amendment to its Articles of Incorporation reflecting such increase and directs that the required
Article - Capital Stock - of the Articles of
Incorporation of the Corporation be deleted in its entirety and substituted with the following:

ARTICLE VI - CAPITAL STOCK:

         Section 1. Authorized Shares. The
total number of shares which this
Corporation is authorized to issue is
60,000,000,000 shares of Capital Stock at $.001 par value per share.

         (a)The total number or shares of
Common Stock which this
Corporation is authorized to
issue is 60,000,000,000 shares
            at $.001 par value per share.

         Unless specifically amended hereby,
all other provisions Article IV of the
Corporation's Articles of Incorporation, as amended through the date hereof, remain unchanged and in full force and effect.

         The foregoing resolutions and
Articles of Amendment were adopted by the Board of Directors of the Corporation pursuant to a written consent of the sole director of the Corporation dated February
27, 2008 in accordance with the Florida
Statutes, and by the holder of such number of shares of the Corporation's voting securities in excess of number necessary for adoption of this action pursuant to a written consent dated February 27, 2008 in accordance the Florida Statutes.

         IN WITNESS WHEREOF, the undersigned
Sole Director of Winsted Holding, Inc. has executed these Articles of Amendment on behalf of the Corporation on this 27th day of February, 2008.

                          	WINSTED
HOLDINGS, INC
By: /s/
Francis P.
Manzo III
--------------
------
Francis P.
Manzo III,
President and
Director